                                  EXHIBIT 21

                        AMCOL INTERNATIONAL CORPORATION
                              SUBSIDIARY LISTING

-----------------------------------------------------------------------------------------------------------------------------------
COMPANY NAME                                                           COUNTRY                         STATE            OWNERSHIP %
-----------------------------------------------------------------------------------------------------------------------------------
ACP Export, Inc.                                                       U.S. Virgin Islands                                 100
-----------------------------------------------------------------------------------------------------------------------------------
AMCOL (Holdings) Ltd.                                                  England                                             100
-----------------------------------------------------------------------------------------------------------------------------------
AMCOL Holdings Canada Ltd.                                             Canada                         Ontario              100
-----------------------------------------------------------------------------------------------------------------------------------
AMCOL International Corporation                                        USA                              DE                Parent
-----------------------------------------------------------------------------------------------------------------------------------
American Colloid Company                                               USA                              DE                 100
-----------------------------------------------------------------------------------------------------------------------------------
Ameri-Co Carriers, Inc.                                                USA                              NE                 100
-----------------------------------------------------------------------------------------------------------------------------------
Ameri-Co Logistics, Inc.                                               USA                              NE                 100
-----------------------------------------------------------------------------------------------------------------------------------
Ashapura Minechem Ltd.                                                 India                                                20
-----------------------------------------------------------------------------------------------------------------------------------
Ashapura Volclay Private Limited                                       India                                                50
-----------------------------------------------------------------------------------------------------------------------------------
CETCO (Europe) Limited                                                 England                                             100
-----------------------------------------------------------------------------------------------------------------------------------
CETCO Australia Pty. Ltd.                                              Australia                                           100
-----------------------------------------------------------------------------------------------------------------------------------
CETCO Environmental Technologies Pte Ltd                               Singapore                                           100
-----------------------------------------------------------------------------------------------------------------------------------
CETCO Holdings B.V.                                                    Netherlands                                         100
-----------------------------------------------------------------------------------------------------------------------------------
CETCO Korea Ltd.                                                       Korea                                               100
-----------------------------------------------------------------------------------------------------------------------------------
CETCO-POLAND Sp. z o. o                                                Poland                                              100
-----------------------------------------------------------------------------------------------------------------------------------
Colloid Environmental Technologies Company                             USA                              DE                 100
-----------------------------------------------------------------------------------------------------------------------------------
Egypt Bentonite & Derivatives Company                                  Egypt                                                25
-----------------------------------------------------------------------------------------------------------------------------------
Egypt Mining & Drilling Chemicals Company                              Egypt                                                25
-----------------------------------------------------------------------------------------------------------------------------------
Montana Minerals Development Company                                   USA                              MT                 100
-----------------------------------------------------------------------------------------------------------------------------------
Nanocor, Inc.                                                          USA                              DE                 100
-----------------------------------------------------------------------------------------------------------------------------------
Nanocor, Ltd.                                                          England                                             100
-----------------------------------------------------------------------------------------------------------------------------------
Nissho Iwai Bentonite Co., Ltd.                                        Japan                                                19
-----------------------------------------------------------------------------------------------------------------------------------
Redhill Volclay Co. Ltd.                                               China                                                49
-----------------------------------------------------------------------------------------------------------------------------------
Volclay de Mexico, S.A. de C.V.                                        Mexico                                               49
-----------------------------------------------------------------------------------------------------------------------------------
Volclay DongMing Industrial Minerals Co., Ltd.                         China                                                75
-----------------------------------------------------------------------------------------------------------------------------------
Volclay Holdings B.V.                                                  Netherlands                                         100
-----------------------------------------------------------------------------------------------------------------------------------
Volclay International Corporation                                      USA                              DE                 100
-----------------------------------------------------------------------------------------------------------------------------------
Volclay Korea Ltd.                                                     Korea                                               100
-----------------------------------------------------------------------------------------------------------------------------------
Volclay Pty. Ltd.                                                      Australia                                           100
-----------------------------------------------------------------------------------------------------------------------------------
Volclay Siam Ltd.                                                      Thailand                                            100
-----------------------------------------------------------------------------------------------------------------------------------